CALAMOS INVESTMENT TRUST

Supplement dated December 17, 2020 to the

CALAMOS® FAMILY OF FUNDS Prospectus

dated February 28, 2020, as amended April 1, 2020, April 30, 2020,

June 5, 2020, July 21, 2020, August 4, 2020, and October 1, 2020

Effective March 1, 2021, the section titled “Automatic Conversion to Class A Shares” on page 128 of the Prospectus is hereby deleted and replaced with the following:

As of March 1, 2021 (the “Effective Date”), Class C Shares of the Calamos Funds, including Class C shares purchased prior to the Effective Date, will be eligible for conversion to Class A Shares of the same Fund approximately eight years after the date of each original purchase.  It is the financial intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period.  Prior to the Effective Date, for shareholders investing in Class C shares through certain financial intermediaries, retirement plans and/or group retirement recordkeeping platforms, omnibus accounts, and in certain other instances, the Fund and its agents may not have been tracking such holding periods, nor currently have the operational and systems capabilities to do so, or they may lack such capabilities entirely, and as such, may not be able to effectively administer this conversion option.  Where such limitations exist, the conversion of Class C Shares to Class A Shares may still occur eight years after the Effective Date, or sooner, provided the shareholder provides documentation to support such a conversion.  To determine eligibility for conversions in these circumstances, it is the responsibility of the shareholder and/or their financial advisor to notify the Fund, or the financial intermediary through which the shares are held, that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to provide records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

The conversion of Class C Shares to Class A Shares will be on the basis of the NAV per share, without the imposition of the Class A Share sales load or any additional sales loads, fees, or other charges.  Class C Shares of a Fund acquired through the reinvestment of dividends and/or capital gains distributions will convert to Class A Shares of the same Fund on a pro rata basis once automatic conversions commence.  For federal income tax purposes, a same-Fund conversion generally will not result in the recognition by the investor of a capital gain or loss.  However, investors should consult their own tax or legal adviser to discuss their particular circumstances.  Class C shareholders should contact their financial intermediary for information on the availability of Class A Shares, and should read and consider the information set forth in Fund Facts — What classes of shares do the Funds offer? — Class A.

Additionally, certain financial intermediaries may implement a conversion holding period of less than eight years or have additional or differing eligibility requirements than those described in the prospectus.  Any such conversion policy is solely the responsibility of the respective financial intermediary to administer and support.  Please consult with the financial intermediary through which you hold Fund shares for further information about any such conversion option.  However, shareholders must have held the Class C Shares being converted for a minimum of one year from the date of purchase of those shares.

MFSPT7 12/20

Shares still subject to a contingent deferred sales charge are not eligible for such conversions.  Share class conversions are not eligible for contingent deferred sales charge waivers.

Effective January 15, 2021, the Ameriprise Prospectus Disclosure included in the Appendix is hereby deleted and replaced with the following:

Ameriprise Prospectus Disclosure

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•                  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•                  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•                  Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•                  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•                  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•                  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Please retain this supplement for future reference

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